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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 18, 1999 relating to the consolidated financial statements, which appears in Chesapeake Energy Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.






PRICEWATERHOUSECOOPERS LLP

Oklahoma City, Oklahoma
February 11, 2000